SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 8, 2003


                      Commission file number: 33-131110-NY

                               4net Software, Inc.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


           DELAWARE                                   22-1895668
 ------------------------------                   ------------------
 State or other jurisdiction of                    (I.R.S. Employer
 incorporation or organization                    Identification No.)


            10 South Street, Suite 202, Ridgefield, Connecticut 06877
           ----------------------------------------------------------
               (Address of Principal Executive Office) (Zip Code)


                                 (203) 894-9755
               --------------------------------------------------
               (Registrant's telephone number including area code)

Item 4.   Changes in Registrant's Certifying Accountant.

          (a) Previous independent accountants

          (i) On December 8, 2003 the registrant dismissed Wheeler Wasoff, P.C. as its independent accountants.

          (ii) The reports of Wheeler Wasoff, P.C. on the financial statements for the fiscal years ended September 30, 2002 and September 30, 2001 contained no adverse opinion or disclaimer of opinion and were not modified as to audit scope or accounting principles. The report of Wheeler Wasoff, P.C. on the financial statements for the fiscal year ended September 30, 2002 contained an explanatory paragraph relating to the uncertainty of the registrant's ability to continue as a going concern.

          (iii) The Board of Directors of the registrant, participated in and approved the decision to change independent accountants.

          (iv) In connection with its audits for the two most recent fiscal years and through December 8, 2003, there have been no disagreements with Wheeler Wasoff, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Wheeler Wasoff, P.C. would have caused them to make a reference thereto in their report on the financial statements for such periods.

          (v) During the two most recent fiscal years and through December 8, 2003, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

          (vi) The registrant has requested that Wheeler Wasoff, P.C. furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statement. A copy of the letter Wheeler Wasoff, P.C. is attached hereto as Exhibit 16.1 to this Form 8-K

          (b) New independent accountants.

          (i) The registrant engaged Kostin, Ruffkess & Company, LLC as its new independent accountants, as of December 9, 2003. During the two most recent fiscal years and through December 9, 2003 the registrant has not consulted Kostin, Ruffkess & Company, LLC regarding the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the financial statements of the registrant, and either a written report was provided to the registrant or oral advice was provided that Kostin, Ruffkess & Company, LLC concluded was an important factor considered by the registrant in reaching a decision as to the accounting, auditing, or financial reporting issue.

          (ii) During the two most recent fiscal years and through December 9, 2003, the registrant has not consulted Kostin, Ruffkess & Company, LLC regarding any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

          (iii) the registrant has requested that Kostin, Ruffkess & Company, LLC furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statement. A copy of the letter from Kostin, Ruffkess & Company, LLC is attached hereto as Exhibit 16.2 to this Form 8-K.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (a) Financial Statements of Business Acquired

              Not Applicable

          (b) Pro Forma Financial Information

              Not Applicable

          (c) Exhibits.

              The following Exhibits are hereby filed as part of this Current Report on Form 8-K:

Exhibit           Description
-------           -----------
16.1              Letter from Wheeler Wasoff, P.C.

16.2              Letter from Kostin, Ruffkess & Company, LLC


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, 4net Software, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           4net Software, Inc.
                                              (Registrant)


                                       By: /s/ STEVEN N. BRONSON
                                           ----------------------------
                                           Steven N. Bronson,
                                           CEO and President

Dated: December 10, 2003

                                  Exhibit Index

Exhibit           Description
-------           -----------
16.1              Letter from Wheeler Wasoff, P.C.

16.2              Letter from Kostin, Ruffkess & Company, LLC